EXHIBIT 10.21

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of November 25, 2003, among DOMINO’S, INC., a Delaware corporation (“Borrower”), TISM, INC., a Michigan corporation (“TISM”), J.P. MORGAN SECURITIES INC. (“JPMSI”), as sole lead arranger and book runner, the lenders from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively, “Lenders”), JPMORGAN CHASE BANK (“JPMorgan Chase Bank”), as administrative agent for Lenders (in such capacity, “Administrative Agent”), CITICORP NORTH AMERICA, INC. (“Citicorp”), as syndication agent (in such capacity, “Syndication Agent”), and BANK ONE, NA (“Bank One”), as documentation agent (in such capacity, “Documentation Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Borrower, TISM, JPMSI, Citigroup Global Markets, Inc., Lenders, Administrative Agent, Syndication Agent and Documentation Agent are parties to a Credit Agreement, dated as of July 29, 2002 and amended and restated as of June 25, 2003 (as so amended and restated, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1. The first paragraph of the Credit Agreement is hereby amended by deleting the text “(in such capacity, collectively, “Arrangers”)” appearing in such paragraph and inserting the text “(in such capacity, collectively, “Initial Arrangers”)” in lieu thereof.

2. The definition of “Applicable Leverage Ratio” appearing in subsection 1.1 of the Credit Agreement is hereby amended by (i) inserting the text “occurring after the First Amendment Effective Date” immediately following each instance of the text “first Pricing Period” appearing in said definition, (ii) deleting the text “September 30, 2003” appearing in said definition and inserting the text “December 31, 2003” in lieu thereof and (iii) deleting the text “Restatement Effective Date” appearing in said definition and inserting the text “First Amendment Effective Date” in lieu thereof.

3. The definition of “Class” appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “Term Loan” appearing in said definition and inserting the text “New Term Loan” in lieu thereof.

4. The definition of “Consolidated Adjusted EBITDA” appearing in subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “(for such purpose, determined without giving effect to the last sentence appearing in the definition thereof)” immediately after the text “Consolidated Interest Expense” appearing in clause (ii) of said definition.

5. The definition of “Consolidated Excess Cash Flow” appearing in subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately prior to the text “(h)” appearing in said definition and inserting a semi-colon in lieu thereof and (ii) inserting the following text immediately prior to the period at the end of said definition:

“and (i) to the extent not otherwise deducted in determining Consolidated Excess Cash Flow, the aggregate amount of Cash used to repurchase the Existing Senior Subordinated Notes pursuant to subsection 7.5(xiv)”.

6. The definition of “Loan” appearing in subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “New Term Loans,” immediately following the text “Term Loans,” appearing in said definition.

7. The definition of “Notes” appearing in subsection 1.1 of the Credit Agreement is hereby amended by inserting the text “New Term Notes,” immediately following the text “Term Notes,” appearing in said definition.

8. The definition of “Requisite Lenders” appearing in subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “(ii)” appearing in said definition and inserting the text “(iii)” in lieu thereof and (ii) inserting the text “, (ii) the aggregate New Term Loan Exposure of all Lenders” immediately prior the text “and (iii)” appearing in said subsection (as modified pursuant to preceding subclause (i)).

9. The definition of “Shareholder Subordinated PIK Note” appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “Term Loans” appearing in said definition and inserting the text “New Term Loans” in lieu thereof.

10. The definition of “Term Loan Commitment” appearing in subsection 1.1 of the Credit Agreement is hereby amended by deleting the text “2.1A(i)” appearing in said subsection and inserting the text “2.1A(i)(I)” in lieu thereof.

11. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of “Applicable Base Rate Margin”, “Applicable Eurodollar Rate Margin”, “Arrangers” and “Pro Rata Share” in their entirety.

12. Subsection 1.1 of the Credit Agreement is hereby further amended by inserting in appropriate alphabetical order the following new definitions:

“Additional New Term Loan” has the meaning assigned to that term in subsection 2.1A(i)(II).

“Applicable Base Rate Margin” means, as to New Term Loans or Revolving Loans, (a) for the period from the First Amendment Effective Date to (but excluding) the date of commencement of the first Pricing Period occurring after the First Amendment Effective Date, the applicable Level V percentage for such type of Loan set forth below and (b) for any date thereafter, a rate per annum equal to the percentage set forth below for such type of Loan opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in any such Applicable Base Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio:

Level	Applicable Leverage Ratio	Applicable New Term Loan Base Rate Margin	Applicable Revolving Loan Base Rate Margin
V	Greater than or equal to 4.75x	1.50%	2.00%
IV	less than 4.75x and greater than or equal to 4.25x	1.50%	2.00%
III	less than 4.25x and greater than or equal to 3.75x	1.50%	1.75%
II	less than 3.75x and greater than or equal to 3.25x	1.50%	1.50%
I	less than 3.25x	1.50%	1.25%

; provided that notwithstanding anything to the contrary contained in this definition, at any time an Event of Default is then in existence, the Applicable Base Rate Margin shall be the applicable Level V percentage for the respective type of Loan set forth above. It is understood and agreed that the “Applicable Base Rate Margin” applicable to Revolving Loans for periods prior to the First Amendment Effective Date shall be the “Applicable Base Rate Margin” as determined pursuant to the definitions “Applicable Base Rate Margin” and “Applicable Leverage Ratio”, in each case as such definitions were in effect immediately prior to the First Amendment Effective Date.

“Applicable Eurodollar Rate Margin” means, as to New Term Loans or Revolving Loans, (a) for the period from the First Amendment Effective Date to (but excluding) the date of commencement of the first Pricing Period occurring after the First Amendment Effective Date, the applicable Level V percentage for such type of Loan set forth below and (b) for any date thereafter, a rate per annum equal to the percentage set forth below for such type of Loan opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in any such Applicable Eurodollar Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio:

Level	Applicable Leverage Ratio	Applicable New Term Loan Eurodollar Rate Margin	Applicable Revolving Loan Eurodollar Rate Margin
V	Greater than or equal to 4.75x	2.50%	3.00%
IV	less than 4.75x and greater than or equal to 4.25x	2.50%	3.00%
III	less than 4.25x and greater than or equal to 3.75x	2.50%	2.75%
II	less than 3.75x and greater than or equal to 3.25x	2.50%	2.50%
I	less than 3.25x	2.50%	2.25%

; provided that notwithstanding anything to the contrary contained in this definition, at any time an Event of Default is then in existence, the Applicable Eurodollar Rate Margin shall be the applicable Level V percentage for the respective type of Loan set forth above. It is understood and agreed that the “Applicable Eurodollar Rate Margin” applicable to Revolving Loans for periods prior to the First Amendment Effective Date shall be the “Applicable Eurodollar Rate Margin” as determined pursuant to the definitions “Applicable Eurodollar Rate Margin” and “Applicable Leverage Ratio”, in each case as such definitions were in effect immediately prior to the First Amendment Effective Date.

“Arrangers” means, collectively, Initial Arrangers and First Amendment Arranger.

“Consenting Term Lender” means each Lender holding outstanding Term Loans that has theretofore executed and delivered a counterpart of the First Amendment to the Administrative Agent on or prior to 5:00 P.M. (New York City time) on the later to occur of November 21, 2003 or the First Amendment Effective Date.

“Converted New Term Loan” has the meaning assigned to that term in subsection 2.1A(i)(II).

“Existing Term Loan Borrowing” has the meaning assigned to that term in subsection 2.2B(x).

“First Amendment” means the First Amendment to Credit Agreement, dated as of November 25, 2003.

“First Amendment Arranger” means JPMSI, in its capacity as sole lead arranger and book runner pursuant to the First Amendment.

“First Amendment Effective Date” has the meaning assigned to that term in the First Amendment.

“Initial Arrangers” has the meaning assigned to that term in the first paragraph of this Amendment.

“New Term Loan” has the meaning assigned to that term in subsection 2.1A(i)(II).

“New Term Loan Commitment” means the commitment of a Lender to make Additional New Term Loans to Borrower pursuant to subsection 2.1A(i)(II), and “New Term Loan Commitments” means such commitments of all Lenders in the aggregate.

“New Term Loan Exposure” means, with respect to any Lender as of any date of determination, the outstanding principal amount of the New Term Loans of that Lender.

“New Term Notes” means any promissory notes of Borrower issued pursuant to subsection 2.1E to evidence the New Term Loans of any Lenders, substantially in the form of Exhibit III-A annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

“Non-Consenting Term Lender” means each Lender that is not a Consenting Term Lender.

“Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Term Loan Commitment or the Term Loan of any Lender, the percentage obtained by dividing (x) the Term Loan Exposure of that Lender by (y) the aggregate Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the New Term Loan Commitment or the New Term Loan of any Lender, the percentage obtained by dividing (x) the New Term Loan Exposure of that Lender by (y) the aggregate New Term Loan Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (iv) for all other purposes with respect to each Lender, (A) prior to the occurrence of the First Amendment Effective Date, the percentage obtained by dividing (x) the sum of the Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the aggregate Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders or (B) after the occurrence of the First Amendment Effective Date, the percentage obtained by dividing (x) the sum of the New Term Loan Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the aggregate New Term Loan Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The Pro Rata Share of each Lender for purposes of each of clauses (i), (ii) and (iii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

“Term Loan Conversion” has the meaning assigned to that term in subsection 2.1A(i)(II).

13. Subsection 2.1A of the Credit Agreement is hereby amended by inserting the text “(I), 2.1A(i)(II)” immediately following the text “2.1A(i)” appearing in the first sentence of said subsection.

14. Subsection 2.1A(i) of the Credit Agreement is hereby amended by (i) inserting the text “(I)” immediately following the text “(i)” appearing in the first sentence of said subsection, (ii) deleting each instance of the text “2.1A(i)” appearing in said subsection and inserting the text “2.1A(i)(I)” in lieu thereof and (iii) inserting the following new clause (II) at the end of said subsection:

“(II) New Term Loans. (x) Each Consenting Term Lender severally agrees to convert (the “Term Loan Conversion”), on the First Amendment Effective Date, all Term Loans of such Consenting Term Lender outstanding on the First Amendment Effective

Date (immediately prior to giving effect thereto) into new term loans hereunder (each such term loan, a “Converted New Term Loan” and, collectively, “Converted New Term Loans”) and (ii) each Lender with a New Term Loan Commitment severally agrees to make, on the First Amendment Effective Date, a term loan or term loans in an initial principal amount equal to such Lender’s New Term Loan Commitment (each, an “Additional New Term Loan” and, collectively, “Additional New Term Loans”, and, together with the Converted New Term Loans, “New Term Loans”) to Borrower to be used for the purposes identified in subsection 2.5E. The amount of each Lender’s New Term Loan Commitment and Converted New Term Loans (if any) is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of (x) Additional New Term Loans and (y) Converted New Term Loans is $540,000,000. The New Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the New Term Loan Commitments pursuant to subsection 10.1B. Each Lender’s New Term Loan Commitment shall expire immediately and without further action on December 5, 2003 if the Additional New Term Loans are not made on or before that date. Borrower may make only one borrowing on the First Amendment Effective Date under the New Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i)(II) or amounts borrowed as Term Loans under subsection 2.1(A)(i)(I) and continued as New Term Loans pursuant to this subsection 2.1(A)(i)(II) and subsequently repaid or prepaid may not be reborrowed.”.

15. Subsection 2.1B of the Credit Agreement is hereby amended by (i) deleting each instance of the text “Term Loans” appearing in said subsection and inserting the text “New Term Loans” in lieu thereof, (ii) inserting the text “(x)” immediately following the text “provided that” appearing in the first sentence of said subsection and (iii) inserting the text “and (y) Additional New Term Loans incurred on the First Amendment Effective Date shall be subject to the terms of subsection 2.2B(x)” prior to the period at the end of the first sentence of said subsection.

16. Subsection 2.1C of the Credit Agreement is hereby amended by (i) deleting the text “Term Loans” appearing in the first sentence of said subsection and inserting the text “Additional New Term Loans” in lieu thereof, (ii) inserting the text “(or, in the case of New Term Loans made available on the First Amendment Effective Date, pro rata based upon their respective New Term Loan Commitments as in effect on the First Amendment Effective Date (before giving effect to the making of New Term Loans on such date)” immediately after the text “Pro Rata Shares” appearing in the first sentence of said subsection, (iii) inserting the text “(or, in the case of Additional New Term Loans, each Lender with an Additional New Term Loan Commitment will make the amount of its Additional New Term Loan Commitment available to Administrative Agent not later than 1:00 P.M. (New York City time) on the First Amendment Effective Date)” immediately following the first appearance of the text “on the applicable Funding Date” appearing in the third sentence of said subsection and (iv) inserting the text “Part II, Section 5 of the First Amendment (in the case of New Term Loans)” immediately prior to the text “and 4.2” appearing in subsection.

17. Subsection 2.1D of the Credit Agreement is hereby amended by (i) deleting each instance of the text “Term Loan” appearing in said subsection and inserting the text “New Term Loan” in lieu thereof and (ii) deleting each instance of the text “Term Loans” appearing in said subsection and inserting the text “New Term Loans” in lieu thereof.

18. Subsection 2.1E of the Credit Agreement is hereby amended by (i) inserting the text “New Term Loan,” immediately after the text “Term Loan,” appearing in said subsection, (ii) inserting the text “Exhibit III-A,” immediately after the text “Exhibit III,” appearing in said subsection and (iii) inserting the following new text at the end of said subsection:

“Without limiting the foregoing, on and after the First Amendment Effective Date, each Consenting Term Lender which holds a Term Note shall be entitled to surrender such Term Note to Borrower against delivery of a New Term Note completed in conformity with this subsection 2.1E, substantially in the form of Exhibit III-A annexed hereto, with appropriate insertions; provided that if any such Term Note is not so surrendered, then from and after the First Amendment Effective Date such Term Note shall be deemed to evidence the Converted New Term Loans into which the Term Loans theretofore evidenced by such Term Note have been converted.”.

19. Subsection 2.2 of the Credit Agreement is hereby amended by (i) deleting each instance of the text “Term Loan” appearing in said subsection and inserting the text “New Term Loan” in lieu thereof and (ii) deleting each instance of the text “Term Loans” appearing in said subsection and inserting the text “New Term Loans” in lieu thereof.

20. Subsection 2.2 of the Credit Agreement is hereby further amended by inserting the text “, provided that all New Term Loans converted or incurred on the First Amendment Effective Date shall be subject to the rules set forth in clause (x) of subsection 2.2B” immediately after the text “pursuant to subsection 2.1B” appearing in the third sentence of subsection 2.2A of the Credit Agreement.

21. Subsection 2.2B of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing at the end of clause (viii) of said subsection, (ii) deleting the period appearing at the end of clause (ix) of said subsection and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (x) at the end of said subsection:

“(x) in connection with the Term Loan Conversion and the incurrence of Additional New Term Loans pursuant to subsection 2.1A(i)(II), (A) each borrowing of Term Loans existing on the First Amendment Effective Date immediately prior to the Term Loan Conversion and maintained as Eurodollar Rate Loans subject to a given Interest Period (each, an “Existing Term Loan Borrowing”) shall, upon the occurrence of the Term Loan Conversion, be deemed to be a new borrowing of New Term Loans for all purposes of this Agreement (including subsection 2.2F), (B) each such newly-deemed borrowing of New Term Loans shall be subject to the same Interest Period (and Adjusted Eurodollar Rate) as the Existing Term Loan Borrowing to which it relates, (C) Additional New Term Loans shall be initially incurred pursuant to a single borrowing of Eurodollar Rate Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed borrowing of New Term Loans on a pro rata basis (based on the relative sizes of the various such newly-deemed borrowings of New Term Loans) and (D)

Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding New Term Loans (after giving effect to the Term Loan Conversion and the incurrence of Additional New Term Loans pursuant to subsection 2.1A(i)(II)) participate in each newly-deemed borrowing of New Term Loans on a pro rata basis (based upon the sum of such Lender’s (x) New Term Loan Commitment as in effect on the First Amendment Effective Date (prior to the making of New Term Loans on such date) and (y) and Converted New Term Loans).”.

22. Subsection 2.4A of the Credit Agreement is hereby amended by deleting said subsection in its entirety and inserting the following new subsection 2.4A in lieu thereof:

“A. Scheduled Payments of New Term Loans. Borrower shall make principal payments on the New Term Loans in installments on the dates and in the amounts set forth below:

DATE	SCHEDULED REPAYMENT OF TERM LOANS
December 31, 2004	$7,000,000.00
March 31, 2005	$10,500,000.00
June 30, 2005	$10,500,000.00
September 30, 2005	$10,500,000.00
December 31, 2005	$10,500,000.00
March 31, 2006	$14,000,000.00
June 30, 2006	$14,000,000.00
September 30, 2006	$14,000,000.00
December 31, 2006	$14,000,000.00
March 31, 2007	$17,500,000.00
June 30, 2007	$17,500,000.00
September 30, 2007	$17,500,000.00
December 31, 2007	$17,500,000.00
March 31, 2008	$19,800,000.00
June 30, 2008	$19,800,000.00
September 30, 2008	$19,800,000.00
December 31, 2008	$19,800,000.00
March 31, 2009	$22,100,000.00

DATE	SCHEDULED REPAYMENT OF TERM LOANS
June 30, 2009	$22,100,000.00
September 30, 2009	$22,100,000.00
December 31, 2009	$22,100,000.00
March 31, 2010	$74,500,000.00
June 25, 2010	$120,912,820.59

; provided that the scheduled installments of principal of the New Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the New Term Loans in accordance with subsection 2.4B(iv); and provided further, that the New Term Loans and all other amounts owed hereunder with respect to the New Term Loans shall be paid in full no later than June 25, 2010 and the final installment payable by Borrower in respect of the New Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Borrower under this Agreement with respect to the New Term Loans.”.

23. Subsection 2.4B of the Credit Agreement is hereby amended by deleting each instance of the text “Term Loans” appearing in said subsection and inserting the text “New Term Loans” in lieu thereof.

24. Subsection 2.4C of the Credit Agreement is hereby amended by deleting the text “Term Loans” appearing in clause (iii) of said subsection and inserting the text “New Term Loans” in lieu thereof.

25. Subsection 2.5 of the Credit Agreement is hereby amended by inserting the following new subsection 2.5E at the end of said subsection:

“E. Additional New Term Loans. The Additional New Term Loans incurred on the First Amendment Effective Date shall be used on the First Amendment Effective Date to repay outstanding Term Loans of Non-Consenting Term Lenders (if any) and to pay fees and expenses incurred in connection with the First Amendment.”.

26. Subsection 2.6D is hereby amended by inserting the following text at the end of said subsection:

“In connection with the Term Loan Conversion and the incurrence of Additional New Term Loans pursuant to subsection 2.1A(i)(II), Lenders and Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, (A) if requested by any Lender making Additional New Term Loans which actually “match funds” in the manner described in subsection 2.6F below, Borrower shall pay to such Lender such amounts necessary, as reasonably determined by such Lender, to compensate such Lender for making such New Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (B) Borrower shall be obligated to pay to Non-Consenting Term Lenders breakage or other costs of the type referred to above in this subsection 2.6D (if any) incurred in connection with the repayment of outstanding Term Loans of such Non-Consenting Term Lenders (if any) on the First Amendment Effective Date.”.

27. Subsection 2.6F of the Credit Agreement is hereby amended by inserting the following sentence at the end of said subsection:

“Notwithstanding the foregoing, the assumptions concerning the funding of Eurodollar Rate Loans set forth above in this subsection 2.6F shall not apply in connection with any determination made pursuant to subclause (A) of the last sentence of subsection 2.6D.”

28. Section 6 of the Credit Agreement is hereby amended by inserting the following new subsection 6.13 at the end of said Section:

“6.13 First Amendment Mortgage Amendments. Within 60 days following the First Amendment Effective Date (unless otherwise agreed by the Collateral Agent), Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments (the “First Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering a Mortgaged Property, together with evidence that counterparts of each of the First Amendment Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors securing all of the Obligations (including the Additional New Term Loans); provided that the actions required to be taken by Borrower pursuant to this subsection 6.13 shall not be required in the event that on the First Amendment Effective Date there are no Lenders that are Non-Consenting Term Lenders.

29. Subsection 7.5 of the Credit Agreement is hereby amended by inserting the following new clause (xv) at the end of said subsection:

“(xv) so long as no Potential Event of Default or Event of Default then exists or would result therefrom, Borrower may redeem New Senior Subordinated Notes in accordance with the terms of the indenture therefor and/or repurchase New Senior Subordinated Notes on the open-market, in each case so long as (I) the aggregate amount of Cash expended by Borrower to effect all such redemptions and repurchases (and to pay all premiums payable in connection therewith) on and after the First Amendment Effective Date does not exceed $75,000,000 in the aggregate, (II) all such New Senior Subordinated Notes so redeemed or repurchased are permanently cancelled or retired by Borrower promptly following such redemption or repurchase and (III) concurrently with any such redemption or repurchase, Borrower shall have made a voluntary prepayment of New Term Loans in accordance with subsection 2.4B(i) in an aggregate principal amount equal to the aggregate amount of Cash so utilized to redeem or repurchase such New Senior Subordinated Notes (and to pay all premiums payable in connection therewith).”.

30. Subsection 9.1A of the Credit Agreement is hereby amended by (i) deleting the text “JPMSI and Citigroup are hereby appointed Arrangers hereunder, and each Lender hereby authorizes each of Arrangers to act as its agent in accordance with the terms of this Agreement and the other Loan Documents” appearing in the first sentence of said subsection and inserting the text “(x) JPMSI and Citigroup are hereby appointed Initial Arrangers hereunder as of the Restatement Effective Date and (y) JPMSI is hereby appointed First Amendment Arranger hereunder as of the First Amendment Effective Date, and each Lender hereby authorizes each of Initial Arrangers and First Amendment Arranger to act as its agent in accordance with the terms of this Agreement and the other Loan Documents” in lieu thereof and (ii) inserting the text “Concurrently with the occurrence of the First Amendment Effective Date, all obligations of JPMSI, in its capacity as First Amendment Arranger hereunder, shall terminate.” immediately prior to the penultimate sentence of said subsection.

31. Subsection 10.1B of the Credit Agreement is hereby amended by deleting the text “Term Loans” appearing in clause (ii) of said subsection and inserting the text “New Term Loans” in lieu thereof.

32. Schedule 2.1 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Schedule 2.1 in the form of Schedule 2.1 attached hereto.

33. The Credit Agreement is hereby further amended adding Exhibit III-A thereto in the form of Exhibit III-A attached hereto.

34. Exhibits IV and VII to the Credit Agreement are hereby amended by deleting each instance of the text “Term Loans” appearing in said Exhibits and inserting the text “New Term Loans” in lieu thereof.

35. The Credit Agreement is hereby further amended by deleting the text “J.P. MORGAN SECURITIES INC. AND CITIGROUP GLOBAL MARKETS INC., AS JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS” appearing on the coverpage to the Credit Agreement and inserting the text “J.P. MORGAN SECURITIES INC., AS SOLE LEAD ARRANGER AND BOOK RUNNER” in lieu thereof.

II. Miscellaneous Provisions.

1. In order to induce Lenders to enter into this First Amendment, each of Borrower and TISM hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date after giving effect to this First Amendment, (ii) all of the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date) and (iii) concurrently with the effectiveness of this First Amendment, the proceeds of the Additional New Term Loans shall be immediately applied by Borrower to repay all outstanding Term Loans of Non-Consenting Term Lenders (if any).

2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Security Agreement or any other Loan Document.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Borrower and Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied (it being understood that the condition set forth in clause (iii) below may be satisfied concurrently with the occurrence of the First Amendment Effective Date):

(i) Borrower, TISM, each other Loan Party, Lenders constituting the Requisite Lenders (determined prior to giving effect to this First Amendment) and each Lender with a New Term Loan Commitment and/or converting Term Loans into Converted New Term Loans pursuant to the Term Loan Conversion shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number 212-354-8113);

(ii) there shall have been delivered to Administrative Agent for the account of each Consenting Term Lender and each Lender with a New Term Loan Commitment which has requested same, an appropriate New Term Note executed by Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement;

(iii) there shall have been delivered to Administrative Agent copies of resolutions of the Board of Directors of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment and the Loan Documents as amended by this Amendment, certified as of the First Amendment Effective Date by the corporate secretary or an assistant secretary of such Loan Party as being in full force and effect without modification or amendment; and

(iv) (x) all accrued and unpaid interest on all Term Loans shall have been paid in full (regardless of whether payment of such interest would otherwise have been required pursuant to subsection 2.2C of the Credit Agreement) and (y) the principal of all outstanding Term Loans of Non-Consenting Term Lenders shall have been repaid in full.

6. By executing and delivering a copy hereof, each Loan Party hereby agrees that all Loans (including, without limitation, the New Term Loans) shall be fully guaranteed pursuant to the Holdings Guaranty and the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Collateral Documents.

7. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement and the Security Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

TISM, INC.

By:	/s/ Harry Silverman
Name:	Harry Silverman
Title:	Vice President

DOMINO’S, INC.

By:	/s/ Harry Silverman
Name:	Harry Silverman
Title:	Vice President

DOMINO’S FRANCHISE HOLDING CO. (f/k/a Bluefence, Inc.)

By:	/s/ Harry Silverman
Name:	Harry Silverman
Title:	Vice President

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:	/s/ Teri Streusand
Name:	Teri Streusand
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF NOVEMBER 25, 2003, AMONG DOMINO’S, INC., TISM, INC., J.P. MORGAN SECURITIES INC. AND CITIGROUP GLOBAL MARKETS INC., AS ARRANGERS, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT FOR LENDERS, CITICORP NORTH AMERICA, INC., AS SYNDICATION AGENT AND BANK ONE, NA, AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

JP Morgan Chase Bank

By:	/s/ Teri Streusand
Name:	Teri Streusand
Title:	Vice President

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing First Amendment, hereby consents to the entering into of the First Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

DOMINO’S PIZZA LLC
DOMINO’S PIZZA INTERNATIONAL, INC.
DOMINO’S PIZZA INTERNATIONAL PAYROLL SERVICES, INC.
DOMINO’S PIZZA PMC, INC.
DOMINO’S FRANCHISE HOLDING CO.

By:	/s/ Harry Silverman
Name:	Harry Silverman
Title:	Vice President

DOMINO’S PIZZA GOVERNMENT SERVICES DIVISION, INC.

By:	/s/ James Betts
Name:	Nathaniel J. Betts
Title:

SCHEDULE 2.1

Lender Commitments

Lender	Initial Term Loan Commitment	Tranche B Term Loans	New Term Loan Commitments	Converted New Term Loans	Revolving Loan Commitment
JPMorgan Chase Bank	$275,108,311.11				$27,888,888.89
Citicorp North America, Inc.	$275,108,311.11				$27,888,888.89
Bank of America					$7,000,000.00
Bank One, NA	$15,000,000.00				$20,000,000.00
Bear Stearns Corporate Lending Inc.					$7,000,000.00
Credit Industriel Et Commerical	$6,000,000.00				$6,000,000.00
Credit Suisse First Boston					$7,000,000.00
General Electric Capital Corporation	$9,000,000.00
Goldman Sachs Credit Partners L.P.					$7,000,000.00
Hamilton Floating Rate Fund, LLC	$2,000,000.00
KZH CypressTree-1 LLC	$4,000,000.00
KZH ING-2 LLC	$4,000,000.00
KZH Sterling LLC	$2,500,000.00
KZH Riverside LLC	$610,000.00
KZH Soleil LLC	$632,000.00
KZH Soleil-2 LLC	$1,263,600.00
KZH CNC LLC	$2,851,851.85				$648,148.15
KZH Crescent LLC	$2,037,037.04				$462,962.96
KZH Crescent 2 LLC	$2,851,851.85				$648,148.15
KZH Crescent 3 LLC	$2,037,037.04				$462,962.96
KZH Highland-2 LLC	$1,000,000.00
Lehman Commercial Paper, Inc.					$7,000,000.00
Standard Federal Bank, N.A.	$4,000,000.00				$6,000,000.00
[INSERT ADDITIONAL LENDERS]

Total	$610,000,000.00	$0.00			$125,000,000.00

EXHIBIT III-A

[FORM OF NEW TERM NOTE]

PROMISSORY NOTE DUE JUNE 25, 2010

$[1]	New York, New York
[Date]

FOR VALUE RECEIVED, DOMINO’S, INC., a Delaware corporation (“Borrower”) hereby promises to pay to [2] (“Payee”) or its registered assigns the principal amount of [3] ($[l]) in the installments referred to below.

Borrower promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement, dated as of July 29, 2002 and amended and restated as of June 25, 2003, by and among Borrower, TISM, INC., a Michigan corporation, the financial institutions from time to time party thereto (each individually referred to therein as a “Lender” and collectively as “Lenders”), J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers, JPMORGAN CHASE BANK, as administrative agent for Lenders (in such capacity, “Administrative Agent”), CITICORP NORTH AMERICA, INC., as syndication agent, and BANK ONE, NA, as documentation agent (as so amended and restated and as the same may be further amended, supplemented, restated and/or otherwise modified from time to time, the “Credit Agreement”, with the terms defined therein and not otherwise defined herein being used herein as therein defined).

Borrower shall make principal payments on this Note in consecutive quarterly installments, commencing on September 30, 2003 and ending on June 25, 2010. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

This Note is one of Borrower’s “New Term Notes” in the aggregate principal amount of $540,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the New Term Loan evidenced hereby was made and is to be repaid, and the other Loan Documents.

[1]	Insert amount of Lender’s New Term Loan in numbers.
[2]	Insert Lender’s name in capital letters.
[3]	Insert amount of Lender’s New Term Loan in words.

EXHIBIT III-A

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(iv) of the Credit Agreement, Borrower and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Note.

Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Borrower as provided in subsection 2.4B(i) of the Credit Agreement.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWER AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

This Note is subject to restrictions on transfer or assignment as provided in subsection 10.1 of the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

After the occurrence of an Event of Default, Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Borrower hereby

EXHIBIT III-A

consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

EXHIBIT III-A

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

DOMINO’S, INC.

By:
Name:
Title: